Victory Funds

Victory Sycamore Established Value Fund

Supplement dated April 11, 2017

to the Prospectus dated March 1, 2017 (“Prospectus”)

The Board of Trustees of Victory Portfolios (“Trust”) has approved closing the Victory Sycamore Established Value Fund (“Fund”) to new investors.  Except as indicated below, after June 30, 2017, only investors of the Fund as of that date will be eligible to purchase shares of the Fund.

Closed to New Investors

As of June 30, 2017, the Fund is generally closed to new investors. The Fund will continue to be available for investment (by direct purchase or exchange) by:

•                  existing shareholders,

•                  investors that purchase shares through certain intermediaries,

•                  retirement plans that purchase shares through certain recordkeepers, and

•                  current and retired Fund trustees, officers, employees of Victory Capital Management Inc. and affiliated providers, and their family members.

The Victory Funds may impose additional limitations on the purchase of shares at any time in its discretion, and may waive or eliminate any limitation at any time without notice. Contact the Victory Funds for more information.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.